                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

   CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

                  Investment Company Act file number 811-02631
                                                     ---------

                          Chestnut Street Exchange Fund
             ------------------------------------------------------
               (Exact name of registrant as specified in charter)

                              400 Bellevue Parkway
                              Wilmington, DE 19809
                     ---------------------------------------
               (Address of principal executive offices) (Zip code)

                                 Edward J. Roach
                          Chestnut Street Exchange Fund
                              400 Bellevue Parkway
                              Wilmington, DE 19809
                     ---------------------------------------
                     (Name and address of agent for service)

       registrant's telephone number, including area code: (302) 792-2555
                                                           ---------------

                      Date of fiscal year end: December 31
                                               ------------

                     Date of reporting period: June 30, 2005
                                               -------------

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. Section 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

The Report to Shareholders is attached herewith.

              ---------------------------------------------------
              ---------------------------------------------------
                           MANAGING GENERAL PARTNERS

                              Richard C. Caldwell
                               Robert R. Fortune
                                Edward J. Roach
                               Langhorne B. Smith
                            David R. Wilmerding, Jr.

                              INVESTMENT ADVISERS

                      BlackRock Financial Management, Inc.
                                      and
                            BlackRock Institutional
                             Management Corporation
                              100 Bellevue Parkway
                           Wilmington, Delaware 19809

                                 TRANSFER AGENT

                                   PFPC Inc.
                                 P.O. Box 8950
                           Wilmington, Delaware 19899
                                 (800) 852-4750

                             (CHESTNUT STREET LOGO)

                             Second Quarter Report
                                 June 30, 2005

                         Chestnut Street Exchange Fund

                              400 Bellevue Parkway
                           Wilmington, Delaware 19809
                                 (302) 792-2555
                     Edward J. Roach, President & Treasurer
              ---------------------------------------------------
              ---------------------------------------------------

                         CHESTNUT STREET EXCHANGE FUND
                       (A CALIFORNIA LIMITED PARTNERSHIP)

ROBERT R. FORTUNE
     Chairman

                                                                  August 4, 2005

Fellow Partner:

     Our Fund earned $2.99 per share of net investment income in the six months ended June 30, 2005. Earnings in the same period of 2004 were $2.48 per share. Again, an increase in dividends is the leading factor in the increased net investment income.

     After providing for the $1.25 per share distribution to partners of record on June 29, 2005, the net asset value per partnership share on June 30, 2005 was $331.24. The net asset value on March 31, 2005, our last report date, was $330.57.

     During the quarter Moody's Corporation added 48,016 shares in a 2 for 1 split.

     Commentary on market conditions and a comparison of our Fund's performance to the Standard & Poor's 500 Index and the Dow Jones Industrial Average will be found in the accompanying Investment Adviser's Report.

     Your comments or questions concerning Chestnut Street Exchange Fund are welcomed.

                                           Yours sincerely,

                                           -s- Robert R. Fortune

                                           Robert R. Fortune

                          INVESTMENT ADVISER'S REPORT

SECOND QUARTER 2005

MARKET REVIEW

     The second quarter provided positive results with the S&P 500 index gaining 1.4%, the large cap Russell 1000 index up 2.1%, and the smaller cap Russell 2000 index climbing 4.3%. Despite this strength, U.S. equities have generally underachieved on a year to date basis with the S&P 500 down 0.8%, the Russell 1000 up 0.1%, and the Russell 2000 better by 1.3%. Still, in the face of oil prices rocketing to a record $60/barrel (contrary to evidence of decent inventory levels) and the Federal Reserve pushing up short-term rates once again to 3.25% by the end of the quarter, the benign performance of U.S. stocks might be considered to be relatively "good".

     The Russell 1000 Growth index outperformed the Russell 1000 Value for the quarter, but Growth has lagged Value for the year. Within the Russell 2000 universe, Growth has underperformed Value for both the quarter and the year. This disparity between growth and value is quite understandable given that more defensive groups such as energy, utilities, and health care have led the markets this year. Technology has underperformed for most of the year, while materials stocks have experienced some profit-taking. Financials and consumer groups have been inconsistent given the burden of both higher energy and interest rate costs, but the economy and inflation appear to be holding steady, at least for now. Should the economy begin to slip from its projected 3% to 3.5% GDP growth rate, growth companies may regain some leadership although value stocks have been in favor for the past five years.

     The nice rally in small caps for the quarter, particularly among value companies, still only translates into flat performance for the year. This lingering strength in small caps is noteworthy as they tend to perform best historically as the market and economy begin their recovery, and that advantage seems to be well behind us now. Nonetheless, steady economic growth combined with a surprisingly strong U.S. dollar (which typically affects the earnings of larger, multinational companies) and a friendly environment for mergers and acquisitions seems to be providing good support for smaller cap companies. Interestingly, buyouts of larger cap firms across the globe are occurring with regular frequency, which is lending some support to equities as well.

     For now, investors are hoping to experience a stronger equity market in the second half of the year, just as occurred in 2004. Such optimism is built upon continued growth in corporate earnings and jobs, stabilizing budget and trade deficits, and hopes that the Federal Reserve will soon stop raising rates. Wild cards remain energy costs, worries about the hot housing market, and world events such as terrorism. Despite this array of concerns, our equity analysts and managers are still carefully researching companies and uncovering good investments for our client portfolios.

PORTFOLIO REVIEW

     For the quarter ended June 30, 2005, the Chestnut Street Exchange Fund returned 0.58%, underperforming the S&P 500 Index which gained 1.36%. In addition to the modestly positive returns for U.S. stocks during the quarter, we also witnessed an increase in volatility as investors grappled with issues like conflicting data on the strength of the economy and inflation, the direction of oil prices, generally positive earnings results and downgrades of Ford and GM debt to BBB and junk status respectively.

     Several factors combined to hurt the Fund relative to the S&P 500 in June which resulted in the underperformance for the quarter. As you know, the Fund's holdings are large capitalization companies that are subject to underperformance when the market favors riskier assets. In June, investors moved back into smaller cap, lower quality issues which had an adverse affect on many of the Fund's holdings. Despite the appetite for risk in the second quarter, we continue to believe that we are approaching a period in which larger cap, higher quality stocks will outperform smaller cap stocks.

     Intel was by far the leading contributor to performance during the period. After giving up some of its positive year to date performance in March, the stock appreciated over 12% in the second quarter. With an average weight in the portfolio of approximately 11%, the position added strongly to both absolute and relative returns. Intel began climbing just prior to the release of quarterly results on April 19th as investors began to anticipate a positive quarter. Results were better than expected as earnings grew 25% in the quarter and revenues surprised to the upside. Profit margins were also higher than expected. The company continues to achieve better than anticipated success in the mobile chip market with the Centrino chip. Additionally, Intel's highly regarded President, Paul Otellini, took over as CEO on May 18th and is expected to aggressively push the company's efforts in mobile technology. While there were positives in the recent quarter, and there is reason to be generally positive on the near term, Intel faces significant challenges in a highly competitive industry. Growth rates are expected to slow to approximately 10% in 2006 and the business is more cyclical now than ever.

     Johnson & Johnson declined modestly over the quarter, generally consolidating from strong year to date performance. But since Johnson & Johnson comprises approximately 15% of the Fund compared to only 1.8% of the S&P 500 Index, its drag on performance was most notable. While we have confidence in the company's ability to perform well over the long term versus other health care companies, its considerable size in the portfolio combined with a high relative valuation warrants a continuing effort to pare back the position in our opinion. To that end, we have been using Johnson & Johnson to meet redemptions in order to improve the diversification of the Fund.

     The Fund's position in 3M significantly hurt performance in the second quarter as the stock declined over 15% in the period to close the quarter at $72.30. 3M's earnings report for the 1st quarter indicated better than expected earnings of $1.03 per share, 2 cents ahead of estimates. However, revenues of $5.17 billion in the quarter fell short of expectations of $5.26 billion. In addition, the company offered guidance of $4.15 -- $4.25 per share for the full year, which was below the previous estimate of $4.22 per share. The apparent reduction in earnings guidance fueled the stock's decline. We remain confident that 3M will provide excellent long term returns and is very well suited for the portfolio.

                              PERFORMANCE SUMMARY

                                                  CHESTNUT STREET    S&P 500       DJIA
AS OF JUNE 30, 2005                                EXCHANGE FUND      INDEX       INDEX
-------------------                               ---------------    --------    --------
2nd Quarter, 2005...............................         0.58%           1.36%      -1.61%
1 Year..........................................         2.72%           6.32%       0.68%
3 Years*........................................         6.73%           8.28%       5.93%
5 Years*........................................        -2.78%          -2.37%       1.70%
10 Years*.......................................         7.91%           9.94%      10.58%
Inception (12/29/76)
  Annualized*...................................        12.47%          12.38%      12.42%
  Cumulative....................................     2,777.57%       2,682.34%   2,715.44%

     The performance data represent past performance and should not be considered indicative of future performance which will fluctuate with changes in market conditions. These performance fluctuations will cause an investor's shares, when redeemed, to be worth more or less than their original cost.

     In addition, the data does not reflect the deduction of taxes that a shareholder would pay on distributions or redemption of Fund shares.
                                  BLACKROCK INSTITUTIONAL MANAGEMENT CORPORATION

                                 FUND EXPENSES

     As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees; and other expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

     These examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire six months ended June 30, 2005.

ACTUAL EXPENSES

     The first line of the accompanying table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expense that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

     The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not your Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

     Please note that the expenses shown in the accompanying table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the second line of the accompanying table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

                         CHESTNUT STREET EXCHANGE FUND

                                                                                    EXPENSES PAID DURING
                                   BEGINNING ACCOUNT VALUE   ENDING ACCOUNT VALUE    SIX MONTHS ENDING
                                       JANUARY 1, 2005          JUNE 30, 2005          JUNE 30, 2005*
                                   -----------------------   --------------------   --------------------
Actual...........................         $1,000.00               $1,001.70                $2.13
Hypothetical (5% return before
  expenses)......................         $1,000.00               $1,022.66+               $2.16

---------------

* Expenses are calculated using the Fund's annualized expense ratio, which represents the ongoing expenses as a percentage of net assets for the six months ended June 30, 2005. Expenses are calculated by multiplying the annualized expense ratio by the average account value for such period; then multiplying the result by the number of days in the most recent fiscal half year; and then dividing that result by the number of days in the fiscal year. The expense ratio for the most recent fiscal half year may differ from the expense ratio based on one-year data in the Financial Highlights. The annualized expense ratio for the period was 0.43%. The Fund's ending account values on the first line of the table are based on the actual total return of 0.17% for the six month period ending June 30, 2005.

+ Hypothetical expenses are based on the Fund's actual annualized expense ratios and an assumed rate of return of 5% per year before expenses.

                         CHESTNUT STREET EXCHANGE FUND

                       (A CALIFORNIA LIMITED PARTNERSHIP)

                            STATEMENT OF NET ASSETS

                                 JUNE 30, 2005

                                  (UNAUDITED)

  SHARES                                         VALUE
----------                                    ------------
COMMON STOCKS--98.3%
            BASICS--3.7%
   100,609  Air Products & Chemicals,
              Inc. .......................    $  6,066,723
    86,032  Cabot Corp. ..................       2,839,056
    42,373  *Cabot Microelectronics
              Corp. ......................       1,228,393
                                              ------------
                                                10,134,172
                                              ------------
            CAPITAL EQUIPMENT--7.2%
    90,556  Emerson Electric Co. .........       5,671,522
   364,049  General Electric Co. .........      12,614,298
    39,154  Pitney Bowes, Inc. ...........       1,705,157
                                              ------------
                                                19,990,977
                                              ------------
            CONSUMER CYCLICALS--6.1%
    99,829  *Comcast Corp. Class A........       3,064,750
   129,129  Disney (Walt) Co. ............       3,251,468
   144,103  3M Co. .......................      10,418,647
                                              ------------
                                                16,734,865
                                              ------------
            ENERGY--5.6%
    41,979  BP plc ADR....................       2,618,650
   147,227  Exxon Mobil Corp. ............       8,461,136
    57,292  Schlumberger, Ltd. ...........       4,350,754
                                              ------------
                                                15,430,540
                                              ------------
            FINANCIAL--23.5%
   111,332  American Express Co. .........       5,926,202
    28,441  American International Group,
              Inc. .......................       1,652,422
   394,928  Bank of America Corp. ........      18,012,666
    66,363  Fannie Mae....................       3,875,599
   110,307  Marsh & McLennan Companies,
              Inc. .......................       3,055,504
    96,032  Moody's Corporation...........       4,317,599
   140,310  J.P. Morgan Chase & Co. ......       4,955,749
    92,150  Wachovia Corp. ...............       4,570,640
   298,190  Wells Fargo & Co. ............      18,362,540
                                              ------------
                                                64,728,921
                                              ------------
            HEALTHCARE--25.6%
   231,254  Abbott Laboratories, Inc. ....      11,333,759
    64,986  Baxter International, Inc. ...       2,410,981
    23,125  *Hospira, Inc. ...............         901,875
    75,385  IMS Health, Inc. .............       1,867,286
   630,061  Johnson & Johnson, Inc. ......      40,953,965
    45,931  *Medco Health Solutions,
              Inc. .......................       2,450,878
   349,404  Merck & Company, Inc. ........      10,761,643
                                              ------------
                                                70,680,387
                                              ------------

  SHARES                                         VALUE
----------                                    ------------
            RETAIL--0.8%
    54,165  Albertson's, Inc. ............    $  1,120,132
    44,558  *Safeway, Inc. ...............       1,006,565
                                              ------------
                                                 2,126,697
                                              ------------
            STAPLES--3.7%
   222,044  Coca Cola (The) Co. ..........       9,270,337
    45,506  Sara Lee Corp. ...............         901,474
                                              ------------
                                                10,171,811
                                              ------------
            TECHNOLOGY--17.5%
    30,192  *Freescale Semiconductor,
              Inc., Class B...............         639,467
    57,923  Hewlett-Packard Co. ..........       1,361,770
    39,708  International Business
              Machines Corp. .............       2,946,334
 1,332,517  Intel Corp. ..................      34,725,393
   105,043  Microsoft Corp. ..............       2,609,268
   273,453  Motorola, Inc. ...............       4,993,252
    73,947  *Oracle Corp. ................         976,100
                                              ------------
                                                48,251,584
                                              ------------
            TRANSPORTATION--2.8%
   113,572  Burlington Northern Santa Fe
              Corp. ......................       5,346,970
    37,922  Union Pacific Corp. ..........       2,457,346
                                              ------------
                                                 7,804,316
                                              ------------
            UTILITIES--1.8%
   143,830  Verizon Communications,
              Inc. .......................       4,969,326
                                              ------------
            Total Common Stocks
              (Cost: $35,917,547).........     271,023,596
                                              ------------
   PAR
----------
SHORT-TERM OBLIGATIONS--2.0%
$5,500,000  Federal Home Loan Mortgage
              Corp. 07/01/05, 2.65%
              (Cost: $5,500,000)..........       5,500,000
                                              ------------

                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS

                      STATEMENT OF NET ASSETS (CONCLUDED)

                                              VALUE
                                           ------------
TOTAL INVESTMENT IN SECURITIES
  (Cost: $41,417,547)............  100.3%  $276,523,596
Other assets in excess of other
  liabilities....................    0.1%       383,672
Distributions payable............   (0.4)%   (1,040,747)
Payable to:
  Investment Advisors (Note C)...   (0.0)%      (77,749)
  Managing General Partners (Note
    C)...........................   (0.0)%         (991)
  Custodian (Note C).............   (0.0)%       (2,148)
  Transfer Agent (Note C)........   (0.0)%       (2,079)
                                   -----   ------------
NET ASSETS (Applicable to 832,583
  partnership shares
  outstanding)...................  100.0%  $275,783,554
                                   =====   ============
NET ASSET VALUE PER SHARE........          $     331.24
                                           ============
NET ASSETS APPLICABLE TO SHARES
  OWNED BY:
Limited partners
  (827,683 shares)...............          $274,160,523
Managing general partners
  (4,900 shares).................             1,623,031
                                           ------------
Total net assets
  (832,583 shares)...............          $275,783,554
                                           ============

* Non-Income Producing

ADR--American Depository Receipt

                        PORTFOLIO HOLDINGS SUMMARY TABLE

                                 % OF NET
    SECURITY TYPE/ INDUSTRY       ASSETS       VALUE
-------------------------------  --------   ------------
COMMON STOCK:
  Healthcare...................    25.6%    $ 70,680,387
  Financial....................    23.5%      64,728,921
  Technology...................    17.5%      48,251,584
  Capital Equipment............     7.2%      19,990,977
  Consumer Cyclicals...........     6.1%      16,734,865
  Energy.......................     5.6%      15,430,540
  Staples......................     3.7%      10,171,811
  Basics.......................     3.7%      10,134,172
  Transportation...............     2.8%       7,804,316
  Utilities....................     1.8%       4,969,326
  Retail.......................     0.8%       2,126,697
SHORT-TERM INVESTMENTS.........     2.0%       5,500,000
LIABILITIES IN EXCESS OF OTHER
  ASSETS.......................    -0.3%        (740,042)
                                  -----     ------------
  Net Assets--.................   100.0%    $275,783,554
                                  =====     ============

                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS

                         CHESTNUT STREET EXCHANGE FUND

                       (A CALIFORNIA LIMITED PARTNERSHIP)

                            STATEMENT OF OPERATIONS

                         SIX MONTHS ENDED JUNE 30, 2005

                                  (UNAUDITED)

INVESTMENT INCOME
  Dividends...............................................................   $  3,031,459
  Interest................................................................         62,372
                                                                             ------------
     Total investment income..............................................      3,093,831
                                                                             ------------
EXPENSES
  Investment advisory fee.................................................        471,718
  Managing general partners' compensation and officer's salary............         48,489
  Legal...................................................................         32,370
  Custodian...............................................................         13,603
  Printing................................................................          8,422
  Audit...................................................................         10,156
  Transfer agent..........................................................          7,585
  Miscellaneous...........................................................          3,945
  Insurance...............................................................          3,908
                                                                             ------------
     Total expenses.......................................................        600,196
                                                                             ------------
       NET INVESTMENT INCOME..............................................      2,493,635
                                                                             ------------
REALIZED AND UNREALIZED GAIN(LOSS) ON INVESTMENTS:
  Realized gain from security transactions: distributed upon redemption of
     partnership shares...................................................     19,140,321
  Unrealized appreciation of investments:
     Beginning of period....................................  $256,139,300
     End of period..........................................   235,106,050
                                                              ------------
       Net change in unrealized appreciation..............................    (21,033,250)
                                                                             ------------
       Net realized and unrealized loss on investments....................     (1,892,929)
                                                                             ------------
     Net increase in net assets resulting from operations.................   $    600,706
                                                                             ============

                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS

                         CHESTNUT STREET EXCHANGE FUND

                       (A CALIFORNIA LIMITED PARTNERSHIP)

                      STATEMENTS OF CHANGES IN NET ASSETS

                                                              SIX MONTHS ENDED     YEAR ENDED
                                                               JUNE 30, 2005      DECEMBER 31,
                                                                (UNAUDITED)           2004
                                                              ----------------    ------------
INCREASE/(DECREASE) IN NET ASSETS
  Operations:
     Net investment income..................................    $  2,493,635      $  5,097,677
     Net realized loss from security transactions (for
       federal income tax purposes net loss is $0 and
       $221,201)............................................               0          (221,201)
     Excess of market value over book value of securities
       distributed upon redemption of partnership shares....      19,140,321         6,669,877
     Increase/(decrease) in unrealized appreciation of
       investments..........................................     (21,033,250)       (1,345,071)
                                                                ------------      ------------
     Increase in net assets resulting from operations.......         600,706        10,201,282
                                                                ------------      ------------
DISTRIBUTIONS TO PARTNERS FROM:
     Net investment income..................................      (2,087,352)       (5,103,069)
                                                                ------------      ------------
CAPITAL SHARE TRANSACTIONS:
  Net asset value of 885 and 1,337 shares issued in lieu of
     cash distributions.....................................         291,796           429,848
  Cost of 63,200 and 21,496 shares repurchased..............     (21,181,069)       (6,952,068)
                                                                ------------      ------------
  Decrease in net assets from capital share transactions....     (20,889,273)       (6,522,220)
                                                                ------------      ------------
  Total increase/(decrease) in net assets...................     (22,375,919)       (1,424,007)
NET ASSETS:
  Beginning of period.......................................     298,159,473       299,583,480
                                                                ------------      ------------
  End of period*............................................    $275,783,554      $298,159,473
                                                                ============      ============

---------------

* Includes undistributed net investment income of $412,491 and $6,208, respectively.

                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS

                         CHESTNUT STREET EXCHANGE FUND

                       (A California Limited Partnership)

                              FINANCIAL HIGHLIGHTS

          (FOR A SHARE OF THE FUND OUTSTANDING THROUGHOUT EACH PERIOD)

                                SIX MONTHS
                                   ENDED                     YEARS ENDED DECEMBER 31,
                               JUNE 30, 2005   ----------------------------------------------------
                                (UNAUDITED)      2004       2003       2002       2001       2000
                               -------------   --------   --------   --------   --------   --------
Net Asset Value, Beginning of
  Period.....................    $ 333.18      $ 327.39   $ 264.29   $ 340.39   $ 362.68   $ 369.83
                                 --------      --------   --------   --------   --------   --------
Income From Investment
  Operations:
  Net investment income......        2.99          5.65       4.61       3.99       3.79       3.76
  Net gain (loss) on
     securities (both
     realized and
     unrealized).............       (2.43)         5.80      63.09     (76.09)    (22.30)     (7.15)
                                 --------      --------   --------   --------   --------   --------
     Total from investment
       operations............        0.56         11.45      67.70     (72.10)    (18.51)     (3.39)
                                 --------      --------   --------   --------   --------   --------
Less Distributions:
  From net investment
     income..................       (2.50)        (5.66)     (4.60)     (4.00)     (3.78)     (3.76)
  From realized gains........        0.00          0.00       0.00       0.00       0.00       0.00
                                 --------      --------   --------   --------   --------   --------
     Total distributions.....       (2.50)        (5.66)     (4.60)     (4.00)     (3.78)     (3.76)
                                 --------      --------   --------   --------   --------   --------
Net Asset Value, End of
  Period.....................    $ 331.24      $ 333.18   $ 327.39   $ 264.29   $ 340.39   $ 362.68
                                 ========      ========   ========   ========   ========   ========
Total Return.................       0.17%         3.56%     25.78%   (21.25)%    (5.05)%    (0.92)%
Ratios/Supplemental Data:
  Net Assets, End of Period
     (000's).................    $275,789      $298,159   $299,583   $267,987   $360,055   $398,580
  Ratios to average net
     assets:
     Operating expenses......       0.43%         0.42%      0.43%      0.41%      0.39%      0.38%
     Net investment income...       1.77%         1.75%      1.57%      1.31%      1.12%      0.96%
  Portfolio Turnover Rate....       0.00%         0.47%      1.18%      0.98%      0.00%      1.77%

                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS

                         NOTES TO FINANCIAL STATEMENTS

(A) ORGANIZATION

    Chestnut Street Exchange Fund (the "Fund"), a California Limited Partnership, is registered under the Investment Company Act of 1940, as amended, as a diversified open-end management company. The Fund's investment objective is to seek long-term growth of capital and, secondarily, current income. Effective January 1, 1998, the Fund changed its status for tax purposes from a partnership to a regulated investment company. The change resulted from the enactment of the "Publicly Traded Partnership" rules to the Internal Revenue Code in 1987, which first applied to the Fund after 1997.

(B) SIGNIFICANT ACCOUNTING PRINCIPLES

    The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

   SECURITY VALUATIONS

    Securities listed or traded on an exchange are valued generally at the last sales price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales on a particular day, valued at the closing bid price on that day. Each security reported on the NASDAQ Stock Market, Inc. is valued at the NASDAQ Official Close Price. Securities for which market quotations are not readily available or are believed to be unreliable are valued at fair value as determined in good faith using methods approved by the Managing General Partners. Short-term obligations having 60 days or less to maturity are valued at amortized cost which approximates market value.

   SECURITIES TRANSACTIONS AND INVESTMENT INCOME

    Securities transactions are accounted for on a trade date basis. Realized gains and losses on sales and redemptions in kind are computed on the basis of specific identification for both financial reporting and income tax purposes. For securities exchanged into the Fund at the Fund's inception in 1976, the cost for financial reporting purposes is the value of those securities as used in the Exchange. The cost, for income tax purposes, of securities exchanged into the Fund is the tax basis of the individual investor. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date.

   DISTRIBUTIONS

    Distributions from net investment income are paid quarterly and recorded on the ex-dividend date. Distributions of capital gains, if any, are paid annually and recorded on the ex-dividend date.

    FEDERAL INCOME TAXES

    The Fund intends to comply with the requirements of the Internal Revenue Code necessary to qualify as a regulated investment company and, as such, will not be subject to federal income taxes on otherwise taxable income which is distributed to shareholders. The Fund may elect not to distribute long-term capital gains to shareholders, but retain these gains and pay the income tax at the applicable corporate income tax rate. If the Fund elects to pay the tax on long-term capital gains, on the last day of the year the tax is paid, the partners are entitled to a proportionate credit for the tax payment and the tax basis of their shares is increased by the amount of undistributed gains less the tax paid by the Fund. At December 31, 2004, the Fund had a capital loss carryforward of $6,214,861, of which $2,288,260 expires December 31, 2010, $3,705,400 expires December 31, 2011 and $221,201 expires December 31, 2012.

(C) INVESTMENT ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

    PNC Bank and BlackRock Institutional Management Corporation ("BIMC"), a majority-owned subsidiary of PNC Bank, are co-investment advisers to the Fund pursuant to an Advisory Agreement dated January 1, 1998. In June 1998, PNC Bank and BIMC restructured their operations and BlackRock Financial Management, Inc. ("BFM"), a majority-owned subsidiary of PNC Bank, assumed the rights and obligations of PNC Bank under the Advisory Agreement. The Fund pays BIMC an investment advisory fee for advisory, accounting and administrative services of BIMC and BFM.

    The Advisory Agreement provides for a fee at the annual rate of 4/10ths of 1% of the first $100,000,000 of the Fund's average daily net assets plus 3/10ths of 1% of net assets exceeding $100,000,000.

    PFPC Inc., an affiliate of PNC Bank, serves as the Fund's transfer and dividend disbursing agent. As compensation for these services, PFPC Inc. is entitled to a fee equal to $12,500 per year plus related out-of-pocket expense.

    PFPC Trust Company, a subsidiary of PFPC Inc, serves as the Fund's custodian. As compensation for its services as custodian, PFPC Trust Company is entitled to a fee computed at an annual rate of .0065% of the Fund's average gross assets plus additional fees based on the number and type of transactions.

    The managing general partners each receive a fixed fee as compensation for their services. In addition, the President, Treasurer and Chief Compliance Officer receives additional payments for overseeing the Fund's activities, including compliance with federal securities laws, and reimbursement of related expenses. Total payments to or for the managing general partners amounted to $48,489 for the six month period ended June 30, 2005.

    Legal fees amounting $32,370 were paid to Drinker, Biddle & Reath LLP for the six month period ended June 30, 2005. Michael P. Malloy, Secretary of the Fund, is a partner of that firm.

(D) INVESTMENT TRANSACTIONS

    Purchases and sales of investment securities (excluding short-term obligations) were $0.00 and $0.00 respectively, for the six months ended June 30, 2005.

(E) NET ASSETS

    At June 30, 2005, net assets consisted of:

          Undistributed net investment income.......................  $    412,491
          Accumulated net realized losses on securities.............    (6,214,861)
          Net unrealized appreciation of investments (book basis)...   235,106,050
          Other capital -- paid-in or reinvested....................    46,479,874
                                                                      ------------
                                                                      $275,783,554
                                                                      ============

ADDITIONAL INFORMATION

PROXY VOTING

     A description of the Fund's Proxy Voting Policies and Procedures as well as information regarding the voting of proxies relating to portfolio securities for the most recent 12-month period ended June 30, 2005, are available upon request and without charge by calling (800) 852-4750 or by visiting the Securities and Exchange Commission's ("SEC"'s) website at http://www.sec.gov.

QUARTERLY PORTFOLIO SCHEDULES

     The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund's Forms N-Q are available on the SEC's website at http://www.sec.gov. The Fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information about the Public Reference Room may be obtained by calling
(800) SEC-0330.

APPROVAL OF INVESTMENT ADVISORY CONTRACT

     At a meeting held on March 17, 2005, the Managing General Partners of the Fund, including the Independent Managing General Partners, approved the continuation of investment advisory agreement with BlackRock Financial Management, Inc. ("BFM") and BlackRock Institutional Management Corporation ("BIMC") with respect to the Fund for an additional one-year period. In connection with their approval, the Managing General Partners considered, with the assistance of independent counsel, their legal responsibilities and reviewed the nature and quality of services provided to the Fund and BFM and BIMC's experience and qualifications. Among other items, the Managing General Partners also reviewed and considered: (1) a report comparing the advisory fees and total expense ratio of shares of the Fund to those of its peer group and to the peer group averages; (2) a report on the assets and advisory fees for the Fund; (3) a report comparing the performance of the Fund to its benchmarks, its peer group and the performance universe (e.g., all large cap core equity funds) average;
(4) a report on the BFM and BIMC's profitability related to providing advisory services to the Fund after taking into account (i) advisory fees and any other benefits realized by the BFM and BIMC or any of their affiliates as a result of their role as service providers to the Fund, (ii) the direct and indirect expenses incurred by the BFM and BIMC in providing investment advice to the Fund, and (iii) other considerations; (5) possible economies of scale; (6) compensation or possible benefits to BFM and BIMC arising from its relationship with the Fund; and (7) a report describing the resources, personnel, capabilities, overall nature and quality of the services of the advisers. The Managing

General Partners also considered the commitment BFM and BIMC have made to address new regulatory compliance requirements applicable to the Fund and the Adviser.

     After discussion, the Managing General Partners concluded that the BFM and BIMC had the capabilities, resources and personnel necessary to manage the Fund. The Managing General Partners also concluded that, based on the services that BFM and BIMC would provide to the Funds under the investment advisory contract, the fee was fair and equitable with respect to the Fund. The Managing General Partners considered the fees paid by the Fund in relation to its peer group, as well as the Fund's performance. After evaluating the amounts paid by the Fund and the Advisory Agreement and the Fund's total operating expenses compared to similar information for the Fund's peer group, the Managing General Partners concluded that the advisory fees paid by the Fund were reasonable. The Managing General Partners believed that the Advisers had allocated sufficient resources and personnel to the investment management operations of the Fund and were able to provide quality services to the Fund. Based on the foregoing and upon such other information as it considered necessary to the exercise of its reasonable business judgment, the Managing General Partners concluded unanimously that it was in the best interests of the Fund to continue the investment advisory agreement with the BFM and BIMC for an additional one-year period.

                       This Page Intentionally Left Blank

ITEM 2. CODE OF ETHICS.

Not applicable.


ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable.


ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable.



ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.



ITEM 6. SCHEDULE OF INVESTMENTS

Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.



ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.



ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not yet applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.



ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant's board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 7(d)(2)(ii)(G) of Schedule 14A (17 CFR 240.14a-101), or this Item.


ITEM 11. CONTROLS AND PROCEDURES.

      (a) The registrant's principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the "1940 Act") (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b)
            under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).


      (b) There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant's second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.


ITEM 12. EXHIBITS.

      (a)(1) Not applicable.


      (a)(2) Certifications pursuant to Rule 30a-2(a) under the 1940 Act and
             Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

      (a)(3) Not applicable.

      (b)    Certifications pursuant to Rule 30a-2(b) under the 1940 Act and
             Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(registrant)                  Chestnut Street Exchange Fund
            --------------------------------------------------------------------


By (Signature and Title)*     /s/ Edward J. Roach
                         -------------------------------------------------------
                              Edward J. Roach, President & Treasurer
                              (principal executive officer & principal
                              financial officer)

Date        August 24, 2005
    ----------------------------------------------------------------------------


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By (Signature and Title)*     /s/ Edward J. Roach
                         -------------------------------------------------------
                              Edward J. Roach, President & Treasurer
                              (principal executive officer & principal
                              financial officer)

Date        August 24, 2005
    ----------------------------------------------------------------------------



* Print the name and title of each signing officer under his or her signature.